UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2015

American Brewing Company, Inc.
(Exact name of registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation)

333-193725	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

180 West Dayton Street, Warehouse 102, Edmonds, WA 98020
(Address of principal executive offices) (Zip Code)

(425) 774-1717
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2015 (the "Closing Date"), American Brewing Company, Inc., a Washington corporation ("we" or the "Company"), entered into an Asset Purchase Agreement (the "Agreement") whereby the Company acquired substantially all of the operating assets of  B&R Liquid Adventure, LLC a California Limited Liability Company ("B&R"), a company engaged in the manufacture of Bucha Live Kombucha, a gluten free, organic certified, sparkling kombucha tea (the "Acquisition"). On April 1, 2015, the parties executed all documents related to the Acquisition.

Upon the closing of the Acquisition, the Company received substantially all of the operating assets of B&R, consisting of inventory, fixed assets and intellectual property valued at $275,000 in exchange for 1,479,290 shares of common stock valued at $500,000, a cash payment of $260,000, and a secured promissory note in an amount of $140,000.  The shares of Common Stock issued pursuant to the Acquisition are restricted under Rule 144, and are also subject to an additional leak out provision, which states that upon the date that is six months after Closing, the holders of the shares may only sell up to fifteen percent of the shares held by such shareholder each calendar quarter for an additional twelve month period, meaning that the leak out provision will expire 18 months from the Closing of the Acquisition.  The Acquisition was subject to customary closing conditions. A copy of Asset Purchase Agreement dated April 1, 2015 is included as Exhibit 10.1 hereto.

The Company intends to file financial statements of B&R, in an amendment to this Current Report on Form 8-K no later than 71 days from the Closing Date.  The foregoing description of the Acquisition and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement and incorporated exhibits, which is filed as Exhibit 10.1 hereto, and the Secured Promissory Note, which is filed as Exhibit 10.2 hereto, and which are incorporated herein by reference.

Following the closing of the Acquisition and the issuance of the Common Shares, there will be approximately 14,219,510 shares of our Common Stock issued and outstanding.

The shares of our Common Stock issued to B&R in connection with the Acquisition were not registered under the Securities Act, and were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

On March 25, 2015, the Company entered into a Preferred Stock Purchase Agreement with an unaffiliated third party, whereby the Company sold 176,734 shares of its Series B Preferred Stock for a purchase price of $200,000.  In addition to the shares of Preferred Stock, the purchaser also received a Promissory Note in an amount of $200,000.

On March 31, 2015, the Company entered into a Preferred Stock Purchase Agreement with an unaffiliated third party, whereby the Company sold 53,073 shares of its Series B Preferred Stock for a purchase price of $60,000.  In addition to the shares of Preferred Stock, the purchaser also received a Promissory Note in an amount of $60,000.

The shares of Series B Preferred Stock rank even to the Company's Common Stock, are not eligible for dividends, have equal liquidation preference with our Common Stock, and have no voting rights.  The Series B Preferred Shares are convertible into eight shares of Common Stock for each share of Series B Preferred Stock held, with the limitation that no shares of Series B Preferred Stock may be converted in an amount that would result in the beneficial ownership of greater than 9.99% of the outstanding Common Stock of the Company.

The securities described above were sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1	Asset Purchase Agreement and Exhibits
10.2	Secured Promissory Note
10.3	Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BREWING COMPANY, INC.

Date: April 2, 2015	By: /s/ Neil Fallon

Neil Fallon, Chief Executive Officer

By: /s/ Julie Anderson

Julie Anderson, Vice President